SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

Friendlyway Corporation
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY COPY

FRIENDLYWAY CORPORATION
1255 Battery Street, Suite 200
San Francisco, CA 94111

November [___], 2005

Dear Stockholder:

I am writing to inform you that the Board of Directors of Friendlyway Corporation, a Nevada corporation (the “Company”), and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matter set forth herein, have approved the following corporate action in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law:

1.	Withdrawal of election to be subject to Sections 55 through 65 of the Investment Company Act of 1940 (the “Company Act”) and the filing of Form N-54C with the Securities and Exchange Commission (“SEC”) to effect such withdrawal.

  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement, which describes the above corporate action in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company, at which time we will file Form N-54C with the SEC to effect the withdrawal of the election to be subject to Sections 55 through 65 of the Company Act.

Sincerely,

/s/ Michael Urban
Dr. Michael Urban,
President and Chief Executive Officer

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FRIENDLYWAY CORPORATION
1255 Battery Street, Suite 200
San Francisco, CA 94111

INFORMATION STATEMENT
November [__], 2005

This Information Statement is being mailed to the stockholders of Friendlyway Corporation, a Nevada corporation (sometimes hereinafter referred to as “we”, “us” or the “Company”), on or about November [__], 2005 in connection with the corporate action referred to below. Our Board of Directors (the “Board”) and holders of a majority of the issued and outstanding shares of our capital stock entitled to vote on the matter set forth herein have approved such matter. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Schedule 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on November 30, 2005 (the “Record Date”).

NO VOTE OR OTHER CONSENT OF THE STOCKHOLDERS IS SOLICITED IN
CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU
FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTION

 The Nevada General Corporation Law permits the holders of a majority of the shares of our outstanding capital stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. Effective as of November 18, 2005, the holders (collectively, the “Majority Stockholders”) of an aggregate of 18,366,453 shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company which represented approximately 55.34% of the total votes entitled to be cast on the matter set forth herein, consented in writing without a meeting to the matter described below. As a result, no further votes will be needed. As of the Record Date, we had outstanding 33,184,583 shares of Common Stock. The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

The Board and the Majority Stockholders have consented to the withdrawal of the election to be subject to Sections 55 through 65 of the Investment Company Act of 1940 (the “Company Act”) and the filing of Form N-54C in the form attached hereto as Exhibit A with the Securities and Exchange Commission (“SEC”) to effect such withdrawal.

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WITHDRAWAL OF COMPANY ACT ELECTION AND FILING OF FORM N-54C

Effective as of October 28, 2005 and November 18, 2005, the Board and the Majority Stockholders, respectively consented to the withdrawal of the election to be subject to Sections 55 through 65 of the Company Act and the filing of Form N-54C in the form attached hereto as Exhibit A with the SEC to effect such withdrawal.

The withdrawal of the Company’s election to be subject to Sections 55 through 65 of the Company Act and the filing of Form N-54C with the SEC was deemed necessary by the Board because the Company changed the nature of its business so as to cease to be a business development company. Since December 2004, the Company’s sole business has been to manage the voting securities it owns in its wholly-owned subsidiary, friendlyway Technologies, Inc. Effective upon the filing of the Form N-54C with the SEC, the Company’s election to be subject to Sections 55 through 65 of the Company Act will be withdrawn. We expect to file the Form N-54C with the SEC as soon as practicable following the twenty (20) calendar day period after this Information Statement is first mailed to the stockholders entitled to receive this Information Statement.

A. Principal Stockholders and Security Ownership of Management.

 The following table sets forth information as of the Record Date with regard to the beneficial ownership of outstanding shares of Common Stock by (i) each person known by the Company to own beneficially five (5%) percent or more of the outstanding shares of the Company’s Common Stock; (ii) each director and executive officer individually; and (iii) all executive officers and directors of the Company as a group:

Name and Address Of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage (%) of Class Outstanding(3)

Alexander von Welczeck 1255 Battery Street, Suite 200 San Francisco, CA 94111	7,652,220	23.1%

Klaus Trox c/o friendlyway AG Muenchnerstr. 12-16 85774 Unterfoehring Germany	4,498,400 (4)	13.6%(4)

Andreas Stütz c/o friendlyway AG Muenchnerstr. 12-16 85774 Unterfoehring Germany	4,498,400 (5)	13.6%(5)

Dr. Michael Urban Schwedenstr. 48 80805 München Germany	3,200,000	9.6%

Henry Lo 1255 Battery Street, Suite 200 San Francisco, CA 94111	1,150,830	3.5%

Thomas A. Fessler 21 Community Place Morristown, NJ 07960	100	*

Directors and Officers as a Group (5 persons)	16,501,550	49.7%

* Constitutes less than 1%

1. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned.

2. Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Exchange Act.

3. All percentages for Common Stock are calculated based upon a total of 33,184,583 shares outstanding per the Company’s records as of the Record Date. Includes 67,500 shares of the Common Stock subject to options currently exercisable or exercisable within sixty (60) days after the Record Date are deemed to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purposes of computing the percentage ownership of any other person.

4. Includes 4,498,400 shares held by friendlyway, AG (“AG”) of which Mr. Trox is a member of the AG’s Board of Managing Directors (“Vorstand”). Mr. Trox disclaims beneficial ownership of these shares.

5. Includes 4,498,400 shares held by AG of which Mr. Stütz is a member of the AG’s Vorstand. Mr. Stuetz disclaims beneficial ownership of these shares.

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B. No Solicitation of Proxies.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy. This Information Statement is furnished to stockholders pursuant to the requirements of Section 14(c) under the Exchange Act to report actions taken by written consent of the Majority Stockholders. No action is required upon the part of any other stockholder, and no proxy is being solicited. We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

C. Interest of Certain Persons in Matters to be Acted Upon.

No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.

D. Delivery of Documents to Security Holders Sharing an Address.

  One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (415) 248-8008 or by mail to our address at 1255 Battery Street, Suite 200, San Francisco, California 94111, Attn: Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Urban
Dr. Michael Urban,
President and Chief Executive Officer

San Francisco, California
November [____], 2005

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EXHIBIT “A”

NOTIFICATION OF WITHDRAWAL OF ELECTION TO BE SUBJECT TO SECTIONS 55 THROUGH 65 OF THE INVESTMENT COMPANY ACT OF 1940
FILED PURSUANT TO SECTION 54(C) OF THE
INVESTMENT COMPANY ACT OF 1940

[SEE ATTACHED]

PRELIMINARY COPY

NOTIFICATION OF WITHDRAWAL OF ELECTION TO BE SUBJECT TO SECTIONS 55 THROUGH 65 OF THE INVESTMENT COMPANY ACT OF 1940

FILED PURSUANT TO SECTION 54(C) OF THE

INVESTMENT COMPANY ACT OF 1940

The undersigned business development company hereby notifies the Securities and Exchange Commission that it withdraws its election to be subject to sections 55 through 65 of the Investment Company Act of 1940 (the “Act”), pursuant to the provisions of section 54(c) of the Act, and in connection with such notice of withdrawal of election submits the following information:

Name:	friendlyway Corporation

Address of Principal Business Office:	1255 Battery Street
San Francisco, CA 94111

Telephone Number:	(415) 248-8008

File Number under the Securities Act of 1934:	000-20317

Bases for Filing the Notification of Withdrawal:

friendlyway Corporation (the “Company”) has changed the nature of its business so as to cease to be a business development company, and such change was authorized by the vote of a majority of its outstanding securities or partnership interests. Since December 2004, the Company’s sole business has been to manage the voting securities it owns in its wholly-owned subsidiary, friendlyway Technologies, Inc. November 18, 2005 was the effective date of the Written Consent in Lieu of Special Meeting of the Stockholders pursuant to which stockholders representing a majority of the outstanding securities (33,184,583 shares) authorized the withdrawal of the Company’s election to be subject to Sections 55 through 65 of the Company Act of 1940 and the filing of this Form N-54C. No stockholders objected to the withdrawal of the Company’s election to be subject to Sections 55 through 65 of the Company Act of 1940 and the filing of this Form N-54C.

Pursuant to the requirements of the Act, the undersigned company has caused this notification of withdrawal of election to be subject to sections 55 through 65 of the Act to be duly signed on its behalf in the city of San Francisco and the state of California on the _____ day of December, 2005.

FRIENDLYWAY CORPORATION,
a Nevada corporation

By: ____________________________
Henry Lo, Chief Financial Officer

By: ____________________________
Attest:	Dr. Michael Urban, President/CEO